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                         SUPPLEMENT TO THE PROSPECTUSES

                                       OF

                      KEYSTONE DIVERSIFIED BOND FUND (B-2),
                    KEYSTONE GROWTH AND INCOME FUND (S-1) AND
                       KEYSTONE MID-CAP GROWTH FUND (S-3)
                                 (EACH A "FUND")

     The prospectus of each of the above-referenced Funds is hereby supplemented as follows:

       In order to exchange shares of any Fund for shares of Keystone Precious Metals Holdings, Inc., a shareholder must have held such shares of such Fund for a period of at least six months.

     The foregoing disclosure supersedes any prior disclosure in any Fund's prospectus or any supplement thereto, to the extent that it relates to the same subject matter.


December 16, 1996

                                                                       B2S1S3-SK